Exhibit 99.1

Investor Presentation, November 2007

Statements made in this presentation are forward looking and are made pursuant to the safe harbour provisions of the Securities Litigation Reform Act of 1995. Such statements include those on our corporate strategy, including our plans to expand farther into the Russian regions and new market segments and offer new services, our broadband and WiFi strategy and our plans to utilize and expand our Federal Transit Network for domestic and international long distance services and growth projections for such, our plans to enter the media market, construction of our FTTB networks, projections regarding our FMC project in Ukraine, the Company's acquisition strategy and the expected benefits of such acquisitions, broadband technologies and trends and other changing technologies, our fiber optic project, financial forecasts including projected, revenue and EBITDA growth and capital expenditures and projections on the growth of the telecoms market in Russia and Ukraine and trends in the same market, including the growth of broadband penetration. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we are not able to develop our corporate strategy, as we anticipate, that we are unable to further develop our broadband and WiFi service offering and implement as we anticipate or the market for such services does not grow as we expect, that we are not able to develop our Federal Transit Network and offer domestic and international long distance services as we anticipate, that the telecommunications environment may not develop as we expect, that we are not able to develop our fiber optic cable project as we expect, that we are not able to close the Corbina and Fortland acquisitions as we expect or that they will not bring the expectedd benefits, that are entry into the media market does not develop as we expect, that the markets in which we operate do not expand as we expect, that our financial results, including expected revenues, are worse than we anticipate, and that macroeconomic and political factors may restrict growth in our operating markets. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q filed during 2007, current reports on Form 8-K filed during 2007, the Company's annual report on Form 10-K for the year ended December 31, 2006. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Elena Elpatova e-mail: ir@gldn.net e-mail: PR@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding Forward Looking Statements

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding income from continuing operations, EBITDA, operating income, operating margins, net income and net income per share, all without costs associated with SARs, which are non-GAAP financial measures. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. Management used EBITDA as the primary basis to evaluate the performance of each of its reportable segments. Further, management uses EBITDA for planning and forecasting in future periods. Management believes EBITDA is a meaningful measure of performance as it is commonly utilized by management and by investors to analyze operating performance and entity valuations. Management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure operating performance in our industry. EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. These non-GAAP measures should not be considered as a substitute for reported results prepared in accordance with GAAP. These non-GAAP financial measures, as determined and presented by the Company, many not be comparable to related or similarly titled measures reported by other companies. For additional information please contact: Investor Relations: Public relations: Alexey Subbotin Elena Elpatova e-mail: ir@gldn.net e-mail: PR@gldn.net tel: +7-495-258-7800 tel: +7-495-258-7800 fax: +7-495-797-9332 fax: +7-495-797-9331 www.goldentelecom.com Special note regarding non-GAAP Financial Measures

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Golden Telecom, Inc. (the "Company") was incorporated in Delaware in June 1999 Initial Public Offering ("IPO") on NASDAQ in September 1999 Initially a majority-owned subsidiary of Global TeleSystems, Inc. ("GTS"), which was founded in 1983 as a not-for-profit company under the name San Francisco/Moscow Teleport, Inc. Products Since its incorporation in 1999 Golden Telecom has been one of the leading communication companies in Russia and the CIS Among the first alternative telecommunications operators in the former Soviet Union offering: International Long Distance ("ILD") services since 1992 Largest commercial operator of satellite capacity in Russia Local access through its own networks since 1994 Cellular services since 1995 Broadband Internet access since 2002 The Company serves its clients in Russia, Ukraine, Kazakhstan and Uzbekistan Golden Telecom has a solid customer base: Corporate clients Carriers and operators (including international) Small and medium enterprises ("SME") and Small Office/Home Office ("SOHO") Residential customers using broadband and dial-up Internet access Note: CIS-Commonwealth of Independent States; History Customers

Golden Telecom is the largest independent operator in Russia and the CIS with strong local networks and DLD/ILD operations



Moscow 10.4 m people
19% mkt share
7,278km fiber
2,100km copper
7,500 WiFi nodes
Saint-Petersburg 4.6 m
14% mkt share(1)
2,264 km fiber
Nizhny Novgorod 1.3m
28% mkt share
210 km fiber
Ekaterin-burg 1.3m
23% mkt share
216 km fiber
Kazan 1.1m
6% mkt share
208 km fiber
Krasnodar 0.7m
24% mkt share
130 km fiber
2 acquisitions during 2006
Samara 1.2m
25% mkt share
320km fiber
300km copper
Kaliningrad 0.4m
31% mkt share
60 km fiber
Stockholm (International Internet Exchange)
Kaliningrad
Saint-Peterburg
Moscow
Kiev
Nizhni Novgorod
Kazan
Perm
Ekaterinburg
Samara
Chelyabinsk
Omsk
Novosibirsk
Krasnoyarsk
Khabarovsk
Vladivostok
Astana
Alma-Ata
Tashkent
Krasnodar
Rostov-na-Donu
Odessa
Kharkov
Russian Federation
Kazakhstan
'Golden' access codes
- '51' for DLD
- '56' for ILD
Kiev 3.3m
300km fiber
GSM network
FMC project
Fiber Optic Cable Lines
Alma-Ata 2.9m
Satellite network
100 BB C(2)
ILD switch
Voronezh 0.8m
20% mkt share
240km fiber
Krasnoyarsk 0.9m
33% mkt share
60km fiber
Khabarovsk 0.6m
13% mkt share
55km fiber
40km copper
Vladivostok 0.6m
15% mkt share
71km fiber
16 km copper

- Technical presence in 293 cities across Russia and the CIS
- Largest commercial operator of satellite capacity in Russia and the CIS
- More than 88 points of commercial presence in the region

- DLD/ILD license in Russia and Ukraine
- GSM-1800 license in Ukraine (FMC project)

Golden TELECOM ACHIEVE MORE

Note (1): mkt share- market share of fixed line market in the city (see slide 18)

5

Golden Telecom, Inc. – Investor Presentation, November 2007

Golden Telecom revenues, $m Golden Telecom has a history of solid financial performance Note (1): CAGR - Compounded Annual Growth Rate; 2006 numbers are included without effect of Stock Appreciation Rights ("SARs"). GLDN vs. RTS, 2006 Golden Telecom net income, $m 2001 2002 2003 2004 2005 2006 Revenue 140 198.7 360.5 584 667.4 855 2001 2002 2003 2004 2005 2006 Revenues, 2001-2006, $m 2001 2002 2003 2004 2005 2006 Op Inc -39 29.8 55.4 64.8 76.1 103 Net Income, 2001-2006, $m 2001 2002 2003 2004 2005 2006 Op Inc 27.4 61.4 115 170.5 199.9 247 EBITDA, 2001-2006, $m 2001-2006 CAGR 44% 2001-2006 CAGR1 56% 2002-2006 CAGR1 36% 2001 2002 2003 2004 2005 2006 2001 2002 2003 2004 2005 2006 2001 2002 2003 2004 2005 2006 Op Inc -45.3 31.4 69.7 95.5 115.9 147 Operating Income, 2001-2006, $m 2002-2006 CAGR1 48% 2001 2002 2003 2004 2005 2006

Note (1): Ownership of less than 5% is not required to be disclosed with SEC Note (2): Shares in Golden Telecom Inc. are owned by Sunbird Limited, which is part of the Altimo Group Increased freefloat had a positive impact on liquidity Alfa Telenor RTKM Mamut/Renova Freefloat Share 27 18 11 8 36 Rostelecom Telenor 27% 18% 11% 8% 36% Altimo (2) Freefloat (1) Inure (co-owner of Corbina Telecom) Strategic holdings Freefloat Average daily trading volume, 'k shares 'Dec 05 'Dec 06 T spend 154 336 + 118% Dec 2006 Oct 2007 40.3 million shares outstanding NASDAQ listed since Sept 1999. Ticker: GLDN Closing share price of $101.11 on November 9, 2007 Market capitalization of approximately $4.1bn Rated BB by S&P, Ba3 by Moody's Average daily trading volume, $ m 'Dec 05 'Dec 06 T spend 7.2 31.6 +339% Dec 2006 Oct 2007 Shareholder structure, August 2007

The Board of Directors of Golden Telecom Inc. Chairman of the Board: Mr. Reznikovich Audit Committee: Mr. Smyth (Chairman), Mr. Gallagher and Mr. Herman Note (1): Not affiliated with major shareholders

Experienced management team set to achieve ambitious targets Note (1): EBC stands for Equity Based Compensation program

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 T spend 6.65 8.83 13.16 18.89 23.75 30.7 37.9 45.8 55.2 68.3 GDP(ex Telecom) 300.3 340.6 427.4 577.2 739.5 951.7 1140.93 1368.79 1642.28 1970.56 The telecom market in Russia could reach $68bn in nominal terms by 2010 growing at 20% CAGR 2002 2003 2004 2007F GDP: 26% CAGR Telecom: 36% CAGR GDP and telecom spend in Russia, $ bn (in nominal terms) Source: J'son and Partners, estimates 2001 2005 Nominal GDP in Russia 2008F 2010F 2009F 2006 GDP: 20% CAGR Telecom: 21% CAGR Mobile markets are becoming saturated growing in line with the GDP Fixed-line growth will come from: Corporate (B2B2C) demand for communications in the regions Retail demand for broadband (Triple Play) Fixed-to-Mobile convergence Economic structure in other CIS countries is similar to Russia's ~3.0% of GDP ~3.5% of GDP

The pattern of regional expansion for B2C business in Russia is as follows: Moving from Moscow into the Top-10 identified by population size or proximity to Moscow Expansion from the Top-10 cities to the top-50 driven by the local demand and logistics Further expansion into the smaller cities and towns 2006 2007E B2C BB Other Empty 0 0 13.2 17.5 21.5 0 Growth 10.1 13.2 4.3 4 4.2 25.7 2006 2010 Mobile 14.4 29.9 Fixed 10.1 25.7 Other 6.1 12.7 Regional B2B2C demand for communications and residential broadband - two main growth drivers in the fixed-line segment Source: J'son and Partners, estimates 2006 2010F Mobile Fixed Other $30.6bn 20% 26% 19% CAGR Telecom market structure $68.3bn 2010F 2006 Residential broadband Regional B2B2C demand 'Business as usual' Incremental demand Fixed-line growth, nominal US$, bn 2007F $10.1 $13.2 $25-26 ~$4.5 ~$4.0 ~$4.5 (~65% of growth)

Corporate Retail Moscow 15% 35% Northwest region 20% 35% Other Russia 25% 40% Ukraine 25% 35% Regions Residential segment and regions are growing fastest Source: Management estimates Note (1): IRR-Internal Rate of Return Growth: 2005-2010 CAGR 20-40% 10-20% 10-20% 20-30% Regions Moscow Moscow SPB IRR (1) Market segments in Russia and Ukraine Growth assumptions SPB Ukraine Ukraine Residential Corporate Key growth drivers High growth rates: Underserved demand in the regions Expansion of companies from Moscow Disposable income growth Incumbents pursue 'pull' rather than 'push' marketing, with limited number of basic products Fragmented competition: Geographically Product scope Selective approach to regions enables high returns on investment 26% CAGR 2007-2010

Golden Telecom is the only operator with presence and functional capabilities in all segments of the fixed-line market in Russia Source: J'son & Partners, management estimates Note (1): SPB -St. Petersburg Moscow (31%) Residential (44%) Russian Regions (59%) SPB(1) (10%) Corporate (56%) SME (64%) Large (36%) Fixed line telecom market in Russia in 2007, 100%= $13.2bn $2,000 ARPU $100 ARPU Incumbents Incumbents/ Small altnets Incumbents/ Transtelecom 9% GT market share 24% 18% 10% Comstar NWT Comstar NWT/ Peterstar Comstar/ Orange NWT 43% 3% 2% 2% 2%

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Three-fold strategy: expansion into new market segments and regions based on success in the top corporate market Broadband - Triple Play Plus Continue regional expansion Acceleration of our regional expansion to become a national market player in both corporate and retail market segments 1 2 3 DLD/ILD market in Russia FMC development in Ukraine Organic growth Acquisitions New market segments Become a leading provider of broadband access in Russia and the CIS Note: DLD/ILD - Domestic Long Distance/International Long Distance, FMC - Fixed-to-Mobile Convergence Top corporate segment Deepening and widening of our corporate customer base in Moscow and St. Petersburg

BCS COS Cons I Mob 3Q06 129.5 85.5 11.3 2.4 3Q07 190.9 129.2 22.8 7.5 Revenue is up across main business lines Revenue per line of business (q-o-q), $ m BCS COS CMS Mob East 0.54 0.368721461 0.065068493 0.02140411 Revenue structure, 3Q07 54.5% BCS 36.9% 6.5% 2.1% COS Consumer Internet Mobile Note (1): BCS stands for business and corporate services, COS stands for carrier and operator services Revenue per line of business (y-o-y), $ m BCS(1) COS(1) Consumer internet Mobile 3Q06 3Q07 +47% +51% +102% +213% Increasing demand for our services Macroeconomic environment (reported 7% real GDP growth) Ongoing regional expansion of our customers, which also stimulates demand in Moscow Slowing of tariff erosion in Russia Key factors BCS COS Cons I Mob 2Q07 167.2 113.3 13.5 3.7 3Q07 190.9 129.2 22.8 7.5 BCS(1) COS(1) Consumer internet Mobile 2Q07 3Q07 +14% +14% +69% +103% 2 1 +

In 3Q07, Golden Telecom shown continuous growth across all regions with Moscow strengthened by Corbina Note (1): NW Russia stands for North West Region of Russia Moscow NW Ukraine Other regions 3Q06 142.2 19.1 21.5 45.9 3Q07 235.5 28.9 28.1 57.8 Ukraine Other regions NW Russia(1) +31% +66% +52% +26% Regional growth, 3Q07 vs. 3Q06 Moscow Regions East 0.67 0.33 Moscow Regions East 0.62 0.38 3Q06 3Q07 100%=$228.7m 100%=$350.4m Regions Regions Moscow Moscow $86.5m $142.2m $114.9m $235.5m Regional revenue breakdown 3Q07 vs. 3Q06, $m Moscow 3Q06 3Q07 2 1 + Historically, Golden Telecom has had a wide geographical presence Technical Presence in 293 cities across Russia and the CIS More than 80 points of commercial presence Support regional expansion of our customers thus creating incremental demand in Moscow (due to network externalities) Golden Telecom connects clients to its network and provides access to the end-users Organic growth is the main driver of business development in the regions, with focus on most profitable segments Fragmented competition with limited geographic coverage and capped product capabilities

2

Top-20 cities constitute more than 60% of the fixed-line market in Russia with Golden Telecom already present in 18 of them

City	Population in the city, 2005, m	GRP capita 2006, $ 'k	Fixed line market size in the city, 2007[1], $m	Local competitor	Golden Telecom's market share in the city, presently
Moscow	10.4	13.7	4,008	Comstar	19% [2]
St. Petersburg	4.6	6.1	671	NW Telecom*/Peterstar	14%
Novosibirsk	1.4	4.4	171	Sibir Telecom*	8%
N. Novgorod	1.3	4.1	107	Volga Telecom*	28%
Ekaterinburg	1.3	4.9	116	Ural SvyazInform*	23%
Samara	1.2	5.5	102	Volga Telecom*	25%
Omsk	1.1	9.5	73	Sibir Telecom*	-
Kazan	1.1	6.2	89	Tattelecom	7%
Chelyabinsk	1.1	5.7	86	Ural SvyazInform*	-
Rostov-on-Don	1.1	2.8	73	CTS/South Telecom*	3%
Ufa	1.0	4.4	70	BashInformSvyaz	12%
Volgograd	1.0	3.5	59	Volga Telecom*	10%
Perm	1.0	4.2	75	Ural SvyazInform*	8%
Krasnoyarsk	0.9	6.5	76	Sibir Telecom*	33%
Saratov	0.9	3.4	60	Volga Telecom*	2%
Voronezh	0.8	2.8	68	Center Telecom*	20%
Krasnodar	0.7	3.3	26	South Telecom*	24%
Vladivostok	0.6	4.2	63	DalSvyaz*	15%
Khabarovsk	0.6	5.0	67	DalSvyaz*	13%
Kaliningrad	0.4	4.6	31	NW Telecom*	31%
Top 20 Cities	32.4		6,091	6,091	17-18%
Total Russia	142.9	6.0	9,779	9,779	11-12%

* Local incumbents ("MRK"), managed by Svyazinvest

Note (1): 2Q07 annualized data (excluding wholesale revenues except for Moscow and St. Petersburg)

Note (2): Market share including Corbina

Source: J'son & Partners, management estimates

19

Golden Telecom, Inc. – Investor Presentation, November 2007

Golden Telecom has a proven record of successful deal execution and integration of acquired companies

2

Golden Telecom's acquisition strategy

- Structured approach to acquisitions:
  - Strategic fit
  - Valuable resources (last mile access, frequencies, etc.)
  - Synergies (local presence of a target coupled with Golden Telecom's presence in Russia/CIS)
- Tailored due diligence process
- Proven track record of successful integration
- Currently our target universe is comprised of 50 cities with 4-8 sizeable alternative operators in each
- Organic expansion as an alternative market entry scenario

Company	Date	Transaction	Amount
Telerosses	Aug 2007	Acquired 100%	$2.5m
Satel	Aug 2007	Acquired 75%	$1.9m
Alcor	June 2007	Acquired 75%	$1.9m
CKN	May 2007	Acquired 100%	$9.8m
Corbina	May 2007	Acquired 51%	$196.8m
DirectNet (3C)	June 2007	Acquired 100%	$1.4m
Atel	Apr 2007	Acquired 100%	$4.5m
Fortland	Feb 2007	Acquired 65%	$49.7m
Uralkhimmash	Dec 2006	Asset purchase	$0.2m
Les-Transit	Dec 2006	Asset purchase	$0.5m
Informtechnology	Dec 2006	Acquired 100%	$0.5m
Vitus	Nov 2006	Acquired 100%	$0.1m
S-Line	Oct 2006	Acquired 75%	$7.5m
Corus ISP	Oct 2006	Acquired 100%	$1.2m
Telcom	Aug 2006	Acquired 100%	$1.7m
Kubtelecom	Jun 2006	Acquired 74%	$10.1m
Tatintelecom	Mar 2006	Acquired 70%	$4.0m
Binar	Apr 2006	Asset purchase	$0.3m
TTK	Apr 2006	Acquired 100%	$3.8m
Rascom	Nov 2005	Acquired 54%	$11.1m
Sochi Telecom	Oct 2005	Acquired 100%	$2.1m
Sakhalin Telecom	Sep 2005	Acquired 60%	$5.0m

20

Golden Telecom, Inc. – Investor Presentation, November 2007

Golden Telecom captured 25% of the long-distance market and operates the largest number of zonal networks in Russia 2006 2Q07 3Q07 GT 4.1 6 7.2 market 23.8 28.9 28.9 2006 17% Golden Telecom Total LD market 21% GT's LD market share forecast, bn min 2 Source: Ministry of Communications of Russia, management estimates Note (*): the cities include Moscow and St. Petersburg Golden Telecom's zonal networks in Russia Existing, 37% of total population covered In process, 16% of total population 25% 2007F As of 2Q07 2007F As of 3Q07 Local operator Zonal operator DLD/ILD operator 5-10% 10-15% 10-15% 5-10% 30-50% Tariff structure for DLD/ILD traffic in Russia A B For a call from 'A' to 'B' customer 'A' selects the LD operator and pays him directly The selected LD operator then settles with respective local and zonal operators Market Share existing in process Top-10* zones Total 100% 100% 75.3% 69.8 59.6% 54.7 36.4% 32.3 Population, m Share of total LD traffic, % Top-20* zones Top-30* zones

2005 2006 2007 2008 2009 2010 BB 0.7 1.1 1.6 2.2 2.7 3.1 PC 1.9 1.9 1.9 1.7 1.3 1 Nada 1.6 1.2 0.8 0.5 0.4 0.4 PC and Broadband in Russia, m HH PC and Broadband in Moscow, m HH 2005 2006 2007E 2008E 2009E Moscow is the largest broadband market in Russia with huge potential for growth both in Moscow and in the regions 2010E Source: J'son & Partners, ComNews Research, Golden Telecom's estimates Note: BB stands for broadband, PC - Personal Computer PC only 4.2m 4.2m 4.3m 4.4m 4.4m 4.5m With PC & BB No PC, no BB 2005 2006 2007 2008 2009 2010 BB+PC 1.3 3.2 4.8 7.9 10.4 12.8 PC 17.4 17.1 16.4 15.3 13.9 14 Nada 33.3 31.4 31.8 29.8 28.7 26.2 2005 2006 2007E 2008E 2009E 2010E PC only 52m 52m 53m 53m 53m 53m With PC & BB No PC, no BB Home Comstar Corbina Acado Qwerty Percentage of population 0.4 0.27 0.16 0.08 0.07 Comstar Moscow broadband market, subscribers Corbina/ GoldenWiFi Home networks Acado Qwerty Home MRK Comstar Corb Others Percentage of population 0.46 0.22 0.09 0.08 0.15 Comstar Russian broadband market, subscribers Svyaz- invest Home networks Others Corbina/ Golden Telecom 100% = 1.6 million 100% = 4.8 million 37% penetration ~69% ~24% ~9% 3

xDSL Wireless Fiber Each broadband access technology has its distinctive features Source: Management estimates Players Incumbents Golden Telecom Speed <512k <54Mbit (shared bandwidth) 100Mbit+ TV Multiple channels, but only 1 TV set No Multiple channels, on multiple TV sets HDTV No No Yes Mobility No Yes No Install Medium Plug & Play Medium Golden Telecom/Corbina, Centel, Home Networks Full broadband lines are lines with information carrying capability in excess of 200 Kbps in both directions simultaneously 3

Top 65 cities Other cities Percentage of population 65 77 Top 65 cities in Russia 100%=142.0m people 77 m 65 m People living in the Top 65 cities People living in other cities To reach 11.7 m potential broadband users we will construct FTTB networks to high rise apartment blocks in the Top-65 cities 3 High rise Others Percentage of population 0.65 0.35 23 m Top 65 cities breakdown 42 m People housing in high rise apartment blocks (with 100 apartment per building on average) People housing in other types of buildings 100%=24m households With PC W/o PC Percentage of population 0.5 0.5 PC penetration in Russia by 2010 100%=52.0m households 26.0 m 26.0 m Households with PC Households without PC w/ PC w/o PC Percentage of population 0.75 0.25 3.9 m PC penetration in targeted area by 2010 11.7 m Households with PC's in high rise apartment blocks Others 100%=15.6m households or 24m households or 15.6m households ~163,000 high- rise buildings

Existing backbone networks combined with cable connection via rooftops allow us to deploy FTTB rapidly and at low cost Underground cable ducts 2 (Gbit/sec) Connected via rooftops (2 Gbit/sec) Connected via rooftops (2 Gbit/sec) Solid metal box with equipment located beneath the roof top connected via fiber: Router Distribution frame Power supply Total cost: $2.0-2.5k per building $60 for wiring each apartment at 100 Mbit/sec Vertical wiring within the building for success based connection of apartments on each floor Metropolitan backbone network Federal Transit Network (intercity cable lines) Small and Medium sized businesses located on the ground floor of the buildings 3

Initially we stated to cover 12 cities by the end of 2007 - as of today we are already one year ahead of schedule 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Present Covge 0.4 0.8 1.1 1.7 1.9 2.4 2.7 3.4 FTTB households coverage statistics, m 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Presently 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Present Subs 25 36 47 65 113.1 175.4 222.8 286.2 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Presently FTTB subscribers statistics, k The construction commenced in 24 cities with the total population of 11.6 m households Corbina's access to Golden Telecom's resources Networks Technical Management expertise Funding Faster licensing process Acceleration of construction works by local branches of Golden Telecom fuelled by example of Corbina Commercial operation 3 months after the construction is finished 3

3 Golden Telecom operates the world's largest metropolitan WiFi network in Moscow, which complement its FTTB network

Golden WiFi Network in Moscow

- More than 12,500 WiFi nodes in operation. The largest WiFi network in Europe
- The installed nodes cover 800,000 apartments. Target area – one-third of 4.3 million households in Moscow
- Commercially launched on March 1, 2007
- 41,000 people signed up for the service while in the commercial mode (as of October 2007)
- Current tariff policy:
  - 500 rubles incl. VAT (~$20) charge for monthly unlimited use
  - 100 rubles per hour incl. VAT (~$4)
- Free connection and no limitation on traffic
- Roaming agreement with Boingo

www.GoldenWiFi.ru

(also available in English)

Coverage area in the city


Moscow







- SmartAnt helps to boost signal strength

Source: Management reports

27

Golden Telecom, Inc. – Investor Presentation, November 2007

6 1Q07 2Q07 3Q07 FTTB subs 113.1 175.4 222.8 286.2 DSL subs 26.9 42.7 45.2 56.8 WiFi subs 8.1 29.2 51.9 394.9 140 Dec06 Total broadband subscribers, 000 xDSL WiFi FTTB 226.2 297.2 1Q07 2Q07 Presently 6 1Q07 2Q07 3Q07 FTTB subs 1879 2769 3206 4146 Dec06 1Q07 2Q07 Presently Take-up rate, % Households, k Total households passed(1), 000 7.4% 8.1% 9.2% 9.5% Golden Telecom/Corbina have 394,900 broadband subscribers with more than 254,900 added in 2007 3 Note (1): Includes all technologies (FTTB, WiFi, xDSL)

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Outlook for 2007 and beyond Revenue EBITDA CAPEX FY 2007: Expected growth in the high-40s (in %) FY 2008: Expected growth in the mid-30s (in %) FY 2007: Expected growth of around 40% (without cost of EBC) FY 2008: Expected growth in the mid-40s (without cost of EBC) 20% of revenues for 2007-2009

Agenda General background Market overview Strategy and operational update Outlook for 2007 Financial Statements

Financial Statements: Condensed Consolidated Statements of Operations

	1Q06	2Q06	3Q06	4Q06	FY 2006	1Q07	2Q07	3Q07
Total Revenue	$178,140	$196,968	$228,717	$250,792	$854,617	$255,739	$297,669	$350,391
Total Cost of Sales [(1)]	93,393	105,608	128,153	147,235	474,389	150,095	171,633	202,004
Gross Margin	84,747	91,360	100,564	103,557	380,228	105,644	126,036	148,387
SG&A [(2)]	33,881	33,569	37,505	47,853	152,808	48,986	44,797	63,316
Depreciation	17,701	18,844	20,947	21,726	79,219	23,155	26,240	31,432
Amortization	4,948	5,079	5,442	5,522	20,990	5,402	6,173	7,780
Operating income	28,217	33,868	36,670	28,456	127,211	28,101	48,826	45,859
Equity in earnings/ (losses)	324	347	350	846	1,867	(375)	107	672
Gain on sale of MCT Corp.	-	-	-	-	-	-	-	41,283
Interest income/(expense), net	571	82	94	(116)	631	268	(1,905)	(1,368)
Foreign currency gain	906	669	73	49	1,697	267	1,326	10,954
Income before taxes & minority interests	30,018	34,966	37,187	29,235	131,406	28,261	48,354	97,400
Provision for income taxes	(9,414)	(11,356)	(11,110)	(8,537)	(40,417)	(10,130)	(14,706)	(19,599)
Minority interests	(1,138)	(965)	(1,848)	(857)	(4,808)	(1,412)	(1,385)	(3,426)
Cumulative effect of change in accounting principle	(681)	-	-	-	(681)	-	-	-
Net income	$ 18,785	$ 22,645	$ 24,229	$ 19,841	$ 85,500	$ 16,719	$ 32,263	$ 74,375

Note (1): Excluding Depreciation and Amortization
Note (2): SG&A – Selling, General and Administrative Expenses

32
Golden Telecom, Inc. – Investor Presentation, November 2007

Financial Statements: Condensed Consolidated Balance Sheets

	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07
Cash and cash equivalents	$ 36,411	$ 37,179	$ 18,413	$ 91,615	$ 96,124	$ 121,379
Cash held in escrow					10,000	-
Accounts receivable, net	117,993	138,269	147,719	172,116	198,829	211,451
Prepaid expenses	8,277	8,970	11,371	9,653	12,528	16,947
Other assets	48,350	47,664	53,902	71,746	80,419	90,905
Total current assets	211,031	232,082	231,405	345,130	397,900	440,682
Property and equipment, net	449,660	506,050	552,341	583,496	799,530	891,223
Investments in and advances to ventures	11,741	11,313	11,886	12,402	12,152	14,598
Goodwill and intangible assets, net	252,920	277,778	279,084	365,508	527,212	530,129
Restricted cash and other noncurrent assets	10,572	21,551	14,474	20,213	36,752	37,658
TOTAL ASSETS	**$ 935,924**	**$ 1,048,774**	**$ 1,107,190**	**$ 1,326,749**	**$ 1,773,546**	**$ 1,914,290**
Accounts payable and accrued expenses	$ 109,453	$ 127,028	$ 146,058	$ 193,682	$ 257,531	$ 256,931
Debt maturing within one year	957	1,340	12,305	4,676	11,728	4,780
Due to affiliates	3,167	3,917	4,505	5,690	5,533	5,718
Short-term capital lease obligation	1,290	770	753	2,228	5,072	2,559
Other current liabilities	31,265	35,703	24,970	70,117	46,913	39,059
Total current liabilities	146,132	168,758	188,591	276,393	326,777	309,047
Long-term debt, less current portion	183	117	29	77,088	225,149	225,156
Long-term capital lease obligation	1,944	1,763	1,591	1,416	9,496	8,882
Taxes and other non-current liabilities	58,344	66,238	68,540	91,502	119,696	123,963
TOTAL LIABILITIES	206,603	236,876	258,751	446,399	681,118	667,048
Minority Interest	24,975	27,497	31,263	46,575	72,208	93,118
SHAREHOLDERS' EQUITY						
Common stock	366	366	367	367	399	403
Dividends declared	(72,739)	(72,739)	(80,068)	(80,068)	(80,068)	(80,068)
Additional paid-in capital	673 ,77	674,194	674,993	675,467	822,124	848,133
Accumulated other comprehensive income		55,609	75,027	82,966	90,459	123,975
Retained earnings	102,742	126,971	146,812	155,043	187,306	241,681
TOTAL SHAREHOLDERS' EQUITY	704,346	784,401	817,176	833,775	1,020,220	1,154,124
TOTAL LIABILITIES & SHAREHOLDERS' EQ.	**$ 935,924**	**$ 1,048,774**	**$ 1,107,190**	**$ 1,326,749**	**$ 1,773,546**	**$ 1,914,290**

33

Golden Telecom, Inc. – Investor Presentation, November 2007

Financial Statements: Condensed Consolidated Statement Cash Flow

Condensed Consolidated Statement Cash Flow, '000 $	2006	2007 YTD
Net income	$85,500	$123,357
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation and amortization	100,209	100,182
Equity in earnings of ventures	(1,867)	(404)
Other	23,622	(36,879)
Changes in assets and liabilities:		
Accounts receivable, net	(55,960)	(43,309)
Accounts payable and accrued expenses	27,730	(11,932)
VAT, net	(13,800)	2,299
Other changes in assets and liabilities	(4,665)	1,459
NET CASH PROVIDED BY OPERATING ACTIVITIES	160,769	134,773
Purchases of PP&E and Intangible Assets	(175,598)	(160,976)
Acquisitions, net of cash acquired	(26,505)	(118,254)
Other investing	984	23,196
NET CASH USED IN INVESTING ACTIVITIES	(201,119)	(256,034)
Proceeds from debt	-	291,242
Repayment of debt	-	(85,698)
Other financing	(9,773)	15,484
NET CASH PROVIDED BY FINANCING ACTIVITIES	(9,773)	221,028
Effect of exchange rate changes in cash and cash equivalents	1,360	3,199
Net increase (decrease) in cash and cash equivalents	(48,763)	102,966
Cash and cash equivalents at beginning of period	67,176	18,413
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$18,413	$121,379

Note: PP&E – Property, Plant & Equipment

34

Golden Telecom, Inc. – Investor Presentation, November 2007

Reconciliation of consolidated EBITDA to consolidated net income for 2001-2006 12/31/02 12/31/01 12/31/05 12/31/03 EBITDA Depreciation and amortization Operating Income (loss) Other income (expense): Equity in earnings Foreign currency gain (loss) Interest income Total other income Income before income taxes and minority interest Income taxes Minority interest Net Income Impairment charge Cumulative effect of a change in accounting principles net of tax 115.0 45.3 69.7 4.7 (0.2) (0.9) 3.6 73.3 (0.5) 17.4 55.4 - $ 200.0 84.0 116,0 0.4 (1.2) 1.7 0.9 116.9 (3.0) 37.8 76.1 - $ 27.4 41.4 (45.3) 8.2 (0.6) 0.7 8.3 (37.0) (0.1) 1.9 (39.0) 31.3 $ 61.4 30.0 31.4 4.4 (1.2) (0.7) 2.5 33.9 (0.5) 4.6 29.8 - 1.0 $ 170.5 75.0 95.5 0.3 0.7 0.5 1.5 97.0 (1.5) 30.7 64.8 - $ 227.4 100.2 127.2 1.9 1.7 0.6 4.2 131.4 (4.8) 40.4 85.5 - $ 12/31/06 12/31/04 For the year ended: (0.7) EBITDA without cost of EBC 200.0 $ 27.4 $ 61.4 $ 170.5 $ 246.9 $ Cost of Equity Based Compensation - - - - 19.5 115.0 $